Supplement dated February 28, 2023
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Global Opportunities Fund	12/1/2022
The portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Dan Boncarosky, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2017
Thomas Nakamura	Portfolio Manager	Portfolio Manager	August 2022
The rest of the section remains the same.
The portfolio manager information under the caption “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Dan Boncarosky, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2017
Thomas Nakamura	Portfolio Manager	Portfolio Manager	August 2022
Mr. Boncarosky joined one of the Columbia Management legacy firms or acquired business lines in 2008. Mr. Boncarosky began his investment career in 2008 and earned a B.S. from Leonard N. Stern School of Business at New York University.
Mr. Nakamura joined the Investment Manager in 2018. Prior to joining the Investment Manager, he was a research analyst for Fisher Investments. Mr. Nakamura began his investment career in 2011 and earned a B.A. in Economics with a minor in Statistics from Swarthmore College.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP156_07_007_(02/23)